UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HF SINCLAIR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! HF SINCLAIR CORPORATION 2025 Annual Meeting Vote by May 13, 2025 10:59 PM CDT HF SINCLAIR CORPORATION 2323 VICTORY AVENUE SUITE 1400 DALLAS, TX 75219 V67429-P26586 You invested in HF SINCLAIR CORPORATION and it’s time to vote! This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2025. You have the right to vote on proposals being presented at the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/DINO2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the information included in the proxy materials before voting. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting May 14, 2025 8:30 AM Central Daylight Time Virtually at www.virtualshareholdermeeting.com/DINO2025 To participate in the virtual Annual Meeting, you will need your 16-digit control number. Online access and check-in will begin at 8:15 AM, Central Daylight Time. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. You will not be able to attend the Annual Meeting physically in person. You will be able to attend and listen to the Annual Meeting online, submit questions and vote your shares electronically during the virtual Annual Meeting. Voting Items Board Recommends 1. Election of Directors. Nominees: 1a. Anne-Marie N. Ainsworth For 1b. Anna C. Catalano For 1c. Leldon E. Echols For 1d. Manuel J. Fernandez For 1e. Timothy Go For 1f. Rhoman J. Hardy For 1g. Jeanne M. Johns For 1h. R. Craig Knocke For 1i. Robert J. Kostelnik For 1j. Ross B. Matthews For 1k. Franklin Myers For 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. For 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year. For 4. Approval of HF Sinclair’s Second Amended and Restated Certificate of Incorporation to provide for officer exculpation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V67430-P26586